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                                                                      Exhibit 23







                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statement of Ariel Corporation on Form S-8 of our report, dated March 22, 1999, on our audits of the consolidated financial statements of Ariel Corporation as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, which report is included in this Annual Report on Form 10-K.





                                                  PricewaterhouseCoopers L.L.P.






March 31, 1999